SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(B) OR (G) OF THE
SECURITIES ACT OF 1934

NETFRAN DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

FLORIDA	65-098327

State of incorporation or organization)	(IRS Employer Identification No.)

2801 N.E. 208th Terrace, 2nd Floor, Miami, FL	33180

(Address and principal executive offices)	(Zip Code)

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. ☐

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒.

     Securities Act registration statement file number to which this form relates: 333-66118.

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

NONE	NONE

     Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock

(Title of Class)

Exhibit No.	Description

1.	Articles of Incorporation of the Registrant. This exhibit is incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Form SB-2 (File No. 333-66118)

2.	Bylaws of the Registrant. Incorporated by reference to Exhibit 3.2 Registrant’s Registration Statement on Form SB-2 (File No. 333-66118)

3.	Form of common stock certificate.

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

NETFRAN DEVELOPMENT CORP.

Date: October 25, 2002	By: /s/ Elliot Krasnow

Elliot Krasnow President

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